                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22186

                Oppenheimer Master International Value Fund, LLC
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: April 30

                      Date of reporting period: 07/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                     Shares             Value
                                                   ----------       ------------
COMMON STOCKS--92.5%
CONSUMER DISCRETIONARY--24.0%
AUTOMOBILES--5.8%
Bayerische Motoren Werke (BMW) AG, Preference         102,994       $  2,972,632
Hyundai Motor Co. Ltd., Preference(1)                 122,890          3,597,049
Toyota Motor Corp.                                     56,697          2,390,711
                                                                    ------------
                                                                       8,960,392
HOTELS, RESTAURANTS & LEISURE--2.3%
Emperor Entertainment Hotel Ltd.                   10,206,307          1,066,717
Enterprise Inns plc                                 1,023,955          2,423,927
                                                                    ------------
                                                                       3,490,644
HOUSEHOLD DURABLES--4.7%
Barratt Developments plc(1)                           605,575          2,007,995
First Juken Co. Ltd.                                  500,800          2,741,500
Haseko Corp.(1)                                     2,586,451          2,449,710
                                                                    ------------
                                                                       7,199,205
LEISURE EQUIPMENT & PRODUCTS--0.6%
Sega Sammy Holdings, Inc.                              73,677            971,719
MEDIA--4.1%
British Sky Broadcasting Group plc                    122,668          1,118,815
Societe Television Francaise 1                        199,457          3,090,175
Vivendi SA                                             55,294          1,415,622
Yell Group plc(1)                                   1,373,500            699,062
                                                                    ------------
                                                                       6,323,674
SPECIALTY RETAIL--2.7%
Aoyama Trading Co.                                    105,958          1,791,628
Dickson Concepts International Ltd.                 3,307,199          1,737,239
Otsuka Kagu Ltd.                                       66,660            584,706
                                                                    ------------
                                                                       4,113,573
TEXTILES, APPAREL & LUXURY GOODS--3.8%
Aksa Akrilik Kimya Sanayii AS(1)                    3,107,104          3,041,728
Asics Corp.                                           147,240          1,392,653
Christian Dior SA                                      16,940          1,470,398
                                                                    ------------
                                                                       5,904,779
CONSUMER STAPLES--6.1%
FOOD & STAPLES RETAILING--1.5%
Tesco plc                                             373,098          2,290,417
FOOD PRODUCTS--3.1%
Chaoda Modern Agriculture (Holdings) Ltd.           1,764,000          1,188,569
Nestle SA                                              88,060          3,624,085
                                                                    ------------
                                                                       4,812,654
PERSONAL PRODUCTS--1.5%
Coreana Cosmetics Co. Ltd.(1)                        1,415,605         1,394,628


              1 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Pacific Corp.                                           9,343            977,508
                                                                    ------------
                                                                       2,372,136

                                                     Shares            Value
                                                   ----------       -----------
ENERGY--7.4%
ENERGY EQUIPMENT & SERVICES--2.9%
Petroleum Geo-Services ASA(1)                         293,520       $  2,059,613
Seabird Exploration Ltd.(1)                         1,546,522            428,927
Shinko Plantech Co. Ltd.                              240,400          1,982,596
                                                                    ------------
                                                                       4,471,136
OIL, GAS & CONSUMABLE FUELS--4.5%
Eni SpA                                               114,809          2,683,706
Esso (Thailand) Public Co. Ltd.                     6,365,200          1,140,059
Tatneft, Preference                                   768,756          1,029,187
Total SA                                               37,576          2,091,921
                                                                    ------------
                                                                       6,944,873
FINANCIALS--15.0%
CAPITAL MARKETS--0.4%
Ichiyoshi Securities Co. Ltd.                          83,612            644,679
COMMERCIAL BANKS--2.4%
Anglo Irish Bank Corp. plc(1, 2)                       51,641                736
Bank of Ireland(1)                                    242,432            691,937
Credit Agricole SA                                    115,871          1,653,979
National Bank of Greece SA(1)                          46,319          1,352,052
                                                                    ------------
                                                                       3,698,704
CONSUMER FINANCE--1.5%
International Personal Finance plc                  1,043,730          2,336,293
DIVERSIFIED FINANCIAL SERVICES--0.4%
RHJ International Ltd.(1)                              95,128            616,913
INSURANCE--5.5%
Aegon NV                                              282,446          2,076,448
Fondiaria-Sai SpA                                     313,467          3,154,284
Swiss Reinsurance Co.                                  83,899          3,251,158
                                                                    ------------
                                                                       8,481,890
REAL ESTATE INVESTMENT TRUSTS--2.8%
DA Office Investment Corp.                                200            621,189
Japan Hotel and Resort, Inc.                              278            452,439
Japan Office Investment Corp.                             448            488,598
Japan Rental Housing Investments, Inc.                    406            467,678
Japan Single-Residence REIT                               426            490,716
LCP Investment Corp.                                      422            428,132
Nippon Commercial Investment Corp.                        149            265,641
Prospect Residential Investment Corp.                     485            612,497
TGR Investment, Inc.                                      428            532,823
                                                                    ------------
                                                                       4,359,713


              2 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

REAL ESTATE MANAGEMENT & DEVELOPMENT--1.5%
Cosmos Initia Co. Ltd.(1)                             743,264            369,177
Eurocastle Investment Ltd.                             99,147             46,633
Shanghai Forte Land Co. Ltd.                        5,418,719          1,837,674
                                                                    ------------
                                                                       2,253,484
THRIFTS & MORTGAGE FINANCE--0.5%
Paragon Group Cos. plc                                470,899            818,079

                                                     Shares            Value
                                                   ----------       -----------
HEALTH CARE--4.4%
HEALTH CARE PROVIDERS & SERVICES--1.0%
Mediceo Paltac Holdings Co. Ltd.                      120,332       $  1,504,388
PHARMACEUTICALS--3.4%
GlaxoSmithKline plc                                    54,477          1,045,605
Sanofi-Aventis SA                                      47,086          3,084,438
Takeda Pharmaceutical Co. Ltd.(3)                      28,494          1,153,311
                                                                    ------------
                                                                       5,283,354
INDUSTRIALS--13.6%
AEROSPACE & DEFENSE--1.3%
Safran SA                                             126,908          1,962,560
AIRLINES--5.8%
Deutsche Lufthansa AG                                 140,069          1,883,555
Jazz Air Income Fund                                1,206,308          4,109,678
Turk Hava Yollari Anonim Ortakligi                  1,892,510          2,984,889
                                                                    ------------
                                                                       8,978,122
COMMERCIAL SERVICES & SUPPLIES--1.5%
Sperian Protection                                     36,740          2,238,615
CONSTRUCTION & ENGINEERING--1.3%
Joongang Construction Co. Ltd.(1)                     115,495            589,606
Vinci SA                                               26,271          1,337,121
                                                                    ------------
                                                                       1,926,727
MARINE--3.5%
Orient Overseas International Ltd.                    139,000            774,673
Shun Tak Holdings Ltd.                              5,718,000          4,670,944
                                                                    ------------
                                                                       5,445,617
PROFESSIONAL SERVICES--0.2%
Assystem                                               40,430            363,611
TRANSPORTATION INFRASTRUCTURE--0.0%
Master Marine AS(1, 2)                                    640                209
INFORMATION TECHNOLOGY--9.2%
COMMUNICATIONS EQUIPMENT--0.9%
Nokia Oyj                                             108,281          1,441,463
COMPUTERS & PERIPHERALS--4.6%
Fujitsu Ltd.                                          183,303          1,209,793
Gemalto NV(1)                                          42,703          1,594,645
Japan Digital Laboratory Co. Ltd.                     338,879          4,208,009
                                                                    ------------
                                                                       7,012,447


              3 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
A&D Co. Ltd.                                          298,684          1,764,485
IT SERVICES--0.7%
Alten SA(1)                                            37,190            721,686
Altran Technologies SA(1)                             124,780            367,968
                                                                    ------------
                                                                       1,089,654
OFFICE ELECTRONICS--1.2%
Canon, Inc.                                            48,554          1,818,772
SOFTWARE--0.7%
Nintendo Co. Ltd.                                       4,000          1,081,744

                                                     Shares             Value
                                                   ----------       ------------
MATERIALS--3.4%
CHEMICALS--1.5%
Arkema                                                 28,129       $    806,653
Ohara, Inc.                                           110,400          1,557,559
                                                                    ------------
                                                                       2,364,212
METALS & MINING--1.9%
ArcelorMittal                                          34,542          1,250,698
Hindalco Industries Ltd.                              790,300          1,663,716
                                                                    ------------
                                                                       2,914,414
TELECOMMUNICATION SERVICES--7.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.8%
Cable & Wireless plc                                  278,985            672,017
France Telecom SA                                     126,448          3,155,748
Telecom Italia SpA                                  3,211,375          3,618,238
                                                                    ------------
                                                                       7,446,003
WIRELESS TELECOMMUNICATION SERVICES--2.9%
KDDI Corp.                                                550          2,907,863
Vodafone Group plc                                    773,003          1,584,382
                                                                    ------------
                                                                       4,492,245
UTILITIES--1.7%
ELECTRIC UTILITIES--1.7%
Okinawa Electric Power Co. (The)                       24,333          1,283,188
RusHydro(1)                                        38,600,248          1,339,429
                                                                    ------------
                                                                       2,622,617
                                                                    ------------
Total Common Stocks (Cost $124,772,693)                              142,816,216

                                                    Principal
                                                     Amount
                                                   ----------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
Cattles plc, 7.875% Nts., 1/17/14(2, 4)
   (Cost $233,853)                                    771,000 GBP        122,481


              4 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                     Shares
                                                   ----------
INVESTMENT COMPANY--6.2%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.42%(5, 6) (Cost $9,538,605)             9,538,605          9,538,605
TOTAL INVESTMENTS, AT VALUE (COST $134,545,151)          98.8%       152,477,302
Other Assets Net of Liabilities                           1.2          1,794,180
                                                    ---------       ------------
Net Assets                                              100.0%      $154,271,482

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

GBP  British Pound Sterling

(1.) Non-income producing security.

(2.) Illiquid security. The aggregate value of illiquid securities as of July
     31, 2009 was $123,426, which represents 0.08% of the Fund's net assets. See accompanying Notes.

(3.) A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See accompanying Notes.

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES         GROSS        GROSS         SHARES
                                                     APRIL 30, 2009    ADDITIONS   REDUCTIONS   JULY 31, 2009
                                                     --------------   ----------   ----------   -------------
Oppenheimer Institutional Money Market Fund, Cl. E      6,634,414     31,036,250   28,132,059      9,538,605

                                                        VALUE     INCOME
                                                     ----------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $9,538,605   $7,761

(6.) Rate shown is the 7-day yield as of July 31, 2009.


              5 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

                                                      LEVEL 2--
                                        LEVEL 1--       OTHER        LEVEL 3--
                                       UNADJUSTED    SIGNIFICANT    SIGNIFICANT
                                         QUOTED       OBSERVABLE   UNOBSERVABLE
                                         PRICES         INPUTS        INPUTS          VALUE
                                      ------------   -----------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary             $ 28,238,426   $ 8,725,560       $ --       $ 36,963,986
   Consumer Staples                      8,286,638     1,188,569         --          9,475,207
   Energy                                2,488,540     8,927,469         --         11,416,009
   Financials                           17,475,508     5,733,511        736         23,209,755
   Health Care                           6,787,742            --         --          6,787,742
   Industrials                          13,586,289     7,329,172         --         20,915,461
   Information Technology               11,180,000     3,028,565         --         14,208,565
   Materials                             2,364,212     2,914,414         --          5,278,626
   Telecommunication Services            9,030,385     2,907,863         --         11,938,248
   Utilities                             2,622,617            --         --          2,622,617
Non-Convertible Corporate Bonds and
   Notes                                        --       122,481         --            122,481
Investment Company                       9,538,605            --         --          9,538,605
                                      ------------   -----------       ----       ------------
Total Assets                          $111,598,962   $40,877,604       $736       $152,477,302
                                      ------------   -----------       ----       ------------
Liabilities Table
Other Financial Instruments:
Foreign Currency Exchange Contracts   $         --   $   464,358       $ --       $    464,358
                                      ------------   -----------       ----       ------------
Total Liabilities                     $         --   $   464,358         --       $    464,358
                                      ------------   -----------       ----       ------------


              6 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JULY 31, 2009 ARE AS FOLLOWS:

                                                CONTRACT
                                                 AMOUNT          EXPIRATION                   UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION   BUY/SELL     (000S)             DATES         VALUE      DEPRECIATION
---------------------------------   --------   ---------       -------------   -----------   ------------
BROWN BROTHERS HARRIMAN
New Turkish Lira (TRY)                Sell            13 TRY          8/3/09   $     9,005     $     18
DEUTSCHE BANK:
Euro (EUR)                            Sell         4,916 EUR         9/24/09     7,007,241      205,611
Japanese Yen (JPY)                    Sell     1,745,100 JPY         9/24/09    18,452,290      253,501
                                                                                               --------
                                                                                                459,112
JP MORGAN CHASE
Japanese Yen (JPY)                    Sell        83,939 JPY   8/3/09-8/4/09       887,101        5,228
                                                                                               --------
Total unrealized depreciation                                                                  $464,358
                                                                                               ========

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings            Value      Percent
-------------------        ------------   -------
Japan                      $ 38,167,904     25.0%
France                       25,355,140     16.6
United Kingdom               15,119,073      9.9
United States                 9,538,605      6.3
Italy                         9,456,228      6.2
Switzerland                   6,875,243      4.5
Korea, Republic of South      6,558,791      4.3
Turkey                        6,026,617      4.0
Hong Kong                     5,445,617      3.6
Germany                       4,856,187      3.2


              7 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Canada                        4,109,678      2.7
Bermuda                       2,803,956      1.8
Norway                        2,488,749      1.6
Russia                        2,368,616      1.6
The Netherlands               2,123,081      1.4
China                         1,837,674      1.2
India                         1,663,716      1.1
Finland                       1,441,463      0.9
Greece                        1,352,052      0.9
Luxembourg                    1,250,698      0.8
Cayman Islands                1,188,569      0.8
Thailand                      1,140,059      0.7
Ireland                         692,673      0.5
Belgium                         616,913      0.4
                           ------------    -----
Total                      $152,477,302    100.0%

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign


              8 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.


              9 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.


              10 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not


              11 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of July 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $459,112. If a contingent feature would have been triggered as of July 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of


              12 | Oppenheimer Master International Value Fund, LLC

Oppenheimer Master International Value Fund, LLC

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward foreign currency exchange contracts with the obligation to buy specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

ILLIQUID SECURITIES

As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.


              13 | Oppenheimer Master International Value Fund, LLC

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master International Value Fund, LLC


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 09/11/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 09/11/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 09/11/2009